SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                           FORM 8-K/A


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


                        February 27, 1997
                         Date of Report


                   Forestry International, Inc.
     (Exact name of registrant as specified in its charter)


                             Colorado
         (State or other jurisdiction of incorporation)


           0-023310                           84-1116284
(Commission File Number)         (IRS Employer Identification Number)


    3573 East Sunrise Drive, Suite 225, Tucson, Arizona 85718
   (Address of principal executive offices including zip code)


                          520-299-9447
       (Registrant's telephone number, including area code)


                         Not Applicable
   (Former name or former address, if changed since last report)



Item 1.  Changes in Control of Registrant

     Not Applicable

Item 2.  Acquisition or Disposition of Assets.

     On December 16, 1996, Forestry International, Inc. (the "Company") entered into a share purchase agreement (the "Agreement") with Dixieland Forest Products, Inc., a Mississippi corporation, and Mr. Randy Pope ("Pope), a resident of Mississippi. The Agreement provided, inter alia, that as at December 16, 1996, the Company would acquire all of the business, operations and prospects of Dixieland Forest Products, Inc. For the purposes of the Form 8-K Current Report, Dixieland Forest Products, Inc., is hereinafter collectively referred to as "Dixieland".

     Under the terms of the Agreement, the purchase price to be paid for Dixieland by the Company is One Million Eight Hundred
Fifty Thousand ($1,850,000) Dollars. The consideration given by the Company to Pope consists of the following, subject to adjustments as hereinafter described:

(i)  As of December 16, 1996, payment of the sum of Four Hundred
Thousand ($400,000) dollars in cash; and:

(ii) On or prior to January 3, 1997, Two Hundred Fifty Thousand dollars ($250,000) through the delivery by the Company to Pope of 250,000 shares of the $0.0001 par value per share restricted common stock of the Company (the "Purchase Shares").

(iii)     An agreement whereby a third party would supply
400,000 shares of free trading common stock which is subject to the terms and conditions of a stock repurchase agreement between Pope and a non-affiliated third party. Such agreement provides as follows:

     (A) On or prior to January 16, 1997, Two Hundred Thousand dollars ($200,000) would be provided to Mr. Pope by way of the provision by the third party of a pledge to acquire two hundred thousand shares of the Company's common stock held by Mr. Pope at $1.00 per share, and:

     (B)  On or prior to April 1, 1997, Two Hundred Fifty
Thousand dollars ($250,000) would be provided to Mr. Pope by way of the provision by the third party of a pledge to acquire two hundred thousand shares of the Company's common stock held by Mr.
Pope at $1.25 per share. Mr. Pope has the option to sell the shares for $1.00 per share and receive 50,000 restricted common shares, or to sell all of the shares for $1.25 per share and the Company would provide 50,000 restricted common shares to the non-affiliated third party, and:

      (C)     As of  December 16, 1996, Seven Hundred Fifty
Thousand dollars ($750,000) by way of the provision of a promissory note (the "Note") and secured by a stock pledge agreement.

     The Note provides for, inter alia, payment of the principal sum of $750,000 plus interest calculated thereon at the rate of seven per cent (7%) per annum, calculated monthly and compounded into principal at a rate equal to one-twelfth (1/12th) the annual rate. All payments of principal and interest shall be made quarterly and ratably in forty (40) equal installments, with the first such installment being due and payable on April 1, 1997, in the amount of $26,762.29, and each succeeding installment in a like amount shall be due and payable on the first day of each third month thereafter.

     The aforementioned stock pledge agreement (the "Stock Pledge Agreement") provides, inter alia, that until all required payments have been made under the Note, Pope, as the pledgee, shall have the exclusive right to exercise all voting rights connected to the shares of Dixieland which have been pledged by the Company pursuant to the Stock Pledge Agreement. Further, once all required payments have been made under the Note, the Company shall be entitled to receive any dividends or other distributions payable in respect to the aforementioned Dixieland shares.

     The Agreement provides, inter alia, that on or prior to March 31, 1997, the Company shall obtain the full and complete release of Pope from his personal guarantees on the debt of Dixieland as are reflected in the disclosure schedule to be provided by Dixieland and to be attached to and form a part of the Agreement.

     Pope has, as a term of the Agreement, entered into an employment agreement (the "Employment Agreement") with the Company. The Employment Agreement is for a term of two years, commencing December 16, 1996 and may be extended by either Pope or the Company for further one year periods. Pope shall receive an annual gross base salary of $100,000. Pope shall further be entitled to an amount equal to 1% of the gross sales of Dixieland subject to a minimum requirement of annual sales in excess of $8,000,000 and 10% of the pre-tax profits of Dixieland ("Bonus Payments") for distribution to Pope and members of his management and operational "teams", as such are constituted by Pope and in such amounts and proportions as are determined by Pope. Bonus Payments shall be in addition to Pope's gross base salary and the normal and customary salaries of the teams and shall be awarded by the 105th day following the fiscal year end of the Company. The Bonus Payments shall be made 50% in cash and 50% in the restricted common stock of the Company, which stock shall be valued at 50% of the average closing bid price during the 30 days following the fiscal year end in which minimum sales requirements have been met or profits have been made.

     The Employment Agreement also provides that Pope shall receive an annual four week vacation, an automobile similar to his existing vehicle and health care and medical coverage substantially identical to Pope's present coverage.

     Under the terms of the Employment Agreement, Pope is restricted from competing with Dixieland, either directly or indirectly, for a period of three years following the termination of the Employment Agreement for any reason or cause whatsoever.

     Pursuant to the Agreement, during the period commencing December 16, 1996, through April 1, 1997, Dixieland shall, at the request of Pope, distribute to Pope certain assets free and clear (the "Excluded Assets") comprised of (i) all interest in real property and improvements to real property (other than interests in timberland held by Dixieland as inventory) owned or retained by Dixieland on December 16, 1996, (ii) all taxidermy work and art work, and, (iii) cash, in the amount in all accounts of Dixieland as of December 16, 1996.

     Pursuant to the Agreement, Pope has also agreed to lease various office premises to Dixieland, effective December 16, 1996 through December 15, 2001. Such leases shall provide for the lease of property utilized by Dixieland in the operation of its business, including three office buildings and a woodyard for a combined annual lease of $100,000 per year, triple net.

     Forestry International, Inc. completed the acquisition of Dixieland and its subsidiaries on December 1, 1995 and filed a Form 8-K for that acquisition on December 13, 1995. The Company was unable to arrange all required financing to complete that transaction and defaulted on the payment of the notes required in those agreements. This report is for the acquisition on December 16, 1996 of the same company as the December 13, 1995 report at a reduced purchase price. The previously reported purchase price was $2,500,000 as compared to the current purchase price of $1,850,000.

Financing of the acquisition:

     The financing of the acquisition was provided from various sources as follows:

     1) Four hundred thousand dollars cash was provided by a Regulation "S" transaction with a foreign individual for shares of common stock priced at $.75 per share for a total amount of 533,333 shares.
     2) Two hundred thousand dollars cash provided for the purchase of collateral shares on January 13, 1997 was provided by a Regulation "S" transaction with a foreign individual for shares of common stock priced at $1.00 per share for a total of 200,000 shares.
     3) Two hundred fifty thousand dollars cash will be provided on April 1, 1997 for the purchase of the second collateral shares by a Regulation "S" transaction with a foreign individual for shares of common stock priced at $1.25 per share if Mr. Pope elects to sell the shares provided as collateral.
     4) Other requirements for collateral deposits and working capital were provided from the proceeds of a Regulation "S" transaction in the amount of $1,125,000 with a foreign institution for 1,500,000 shares of common stock priced at $.75 per share.
     5) An additional 620,000 shares were issued to individuals and institutions for commissions, consulting and services related to the provision of collateral shares, the completion of the funding and assistance with the negotiations. All of these shares were Regulation "S" shares except 50,000 which were restricted shares issued to an individual who is an affiliate of the Company.

Item 3.  Bankruptcy or Receivership.

     Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant.

     Not Applicable

Item 5.  Other Events.

     Not Applicable

Item 6.  Resignation of Registrant's Directors.

     Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     Condensed financial statements are presented herin for Dixieland Forest Products, Inc. including the balance sheet and statement of operations for the years ended December 31, 1995 and 1996 and for the interim quarters ended March 31, June 30, and September 30, 1996. The statements were condensed from compilation reports perpared by Tann, Brown & Russ Co., Ltd., certified public accountants for Dixieland Forest Products.
     Also included herein are a proforma combined balance sheet and a combined statement of operations for the periods noted above. As previously reported in the Company's 8-K dated February 14, 1997, the Company's board of directors has elected to change its fiscal year end to December 31 from March 31 to coincide with the year end of Dixieland Forest Products. Therefore, the proforma statement of operations has been restated for the years ended December 31, 1996 and 1995 and the quarter ended March 31, 1996 as though the year end change had been effective in those periods.
     Combined, audited financial statements will be presented with the Company's annual report on Form 10-KSB.


                      DIXIELAND FOREST PRODUCTS, INC.
                             BALANCE SHEET


                 12/31/96      9/30/96       6/30/96     3/31/96     12/31/95
                (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)
                ------------ ------------ ------------ ------------ ------------
                                ASSETS

CURRENT ASSETS:
     CASH           $61,948           $0      $88,810           $0        $462
     INVENTORY      495,603      471,712      580,057      551,257     498,895
     OTHER          492,514      682,689      454,599      516,529     507,412
                ------------ ------------ ------------ ------------ ------------
TOTAL CURRENT
  ASSETS          1,050,066    1,154,401    1,123,466    1,067,786   1,006,769
                ------------ ------------ ------------ ------------ ------------

PROPERTY AND
  EQUIPMENT, NET    184,813      488,023      407,826      415,433     404,549
                ------------ ------------ ------------ ------------ ------------

OTHER ASSETS:
     ACCOUNTS
      RECEIVABLE     31,658      190,078      195,401      356,413     370,559
     OTHER          529,494      564,515      314,759       82,274      99,554
                ------------ ------------ ------------ ------------ ------------
TOTAL OTHER
  ASSETS            561,152      754,593      510,160      438,687     470,113
                ------------ ------------ ------------ ------------ ------------

TOTAL ASSETS     $1,796,031   $2,397,017   $2,041,452   $1,921,906  $1,881,431
                ============ ============ ============ ============ ============



                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT
  LIABILITIES    $1,119,722   $1,379,573   $1,210,021   $1,251,277   $1,119,809

LONG TERM
  LIABILITIES       625,289      757,140      498,215      389,821      443,318

STOCKHOLDERS'
  EQUITY             51,020      260,304      333,216      280,808      318,304
                ------------ ------------ ------------ ------------ ------------
TOTAL LIABILITIES
  AND STOCKHOLDERS'
  EQUITY          $1,796,031  $2,397,017   $2,041,452   $1,921,906   $1,881,431
                ============ ============ ============ ============ ============

--------------------------------------------------------------------------------

                        DIXIELAND FOREST PRODUCTS, INC.
                            STATEMENT OF OPERATIONS



                                   THREE MONTHS ENDED
                 YEAR ENDED  -------------------------------------- YEAR ENDED
                  12/31/96     9/30/96      6/30/96      3/31/96     12/31/95
                (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)
                ------------ ------------ ------------ ------------ ------------
OPERATING
  REVENUE        $5,997,329   $1,723,901   $1,326,668   $1,293,574   $7,874,653
COST OF SALES     4,640,477    1,492,541      992,175      967,652    6,086,004
                ------------ ------------ ------------ ------------ ------------
   GROSS MARGIN   1,356,852      231,360      334,493      325,922    1,788,649
                ------------ ------------ ------------ ------------ ------------
OPERATING EXPENSES:
   SALARIES         361,786       87,960       94,082       83,271      521,640
   INSURANCE        180,937       38,571       42,173       55,373      236,861
   OTHER GENERAL
     & ADMIN        657,366      165,792      107,166      176,491      783,249
                ------------ ------------ ------------ ------------ ------------
TOTAL OPERATING
  EXPENSES        1,200,089      292,323      243,421      315,135    1,541,750
                ------------ ------------ ------------ ------------ ------------
INCOME FROM
  OPERATIONS        156,763      (60,963)      91,072       10,787      246,899
                ------------ ------------ ------------ ------------ ------------
OTHER INCOME
  (EXPENSE):
   INTEREST        (122,922)     (37,129)     (28,636)     (22,822)    (165,514)
   OTHER             17,595       11,180        3,972        9,540       35,569
                ------------ ------------ ------------ ------------ ------------
TOTAL OTHER
 INCOME (EXP)      (105,327)     (25,949)     (24,664)     (13,282)    (129,945)
                ------------ ------------ ------------ ------------ ------------
INCOME (LOSS)
 BEFORE TAXES        51,436      (86,912)      66,408       (2,495)     116,954

INCOME TAXES         13,000      (14,000)      14,000            0            0
                ------------ ------------ ------------ ------------ ------------
NET INCOME
 (LOSS)              $38,436    ($72,912)     $52,408      ($2,495)     $116,954
                ============ ============ ============ ============ ============

--------------------------------------------------------------------------------

                           FORESTRY INTERNATIONAL, INC.
                         PROFORMA COMBINED BALANCE SHEET




                  12/31/96     9/30/96      6/30/96      3/31/96      12/31/95
                (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)
                ------------ ------------ ------------ ------------ ------------
                                    ASSETS

CURRENT ASSETS:
     CASH        $1,041,976       $9,558      $93,299           $0      $30,688
     INVENTORY      687,817      513,926      619,684      597,422      982,041
     OTHER          579,703      769,878      505,170      565,269    1,036,180
                ------------ ------------ ------------ ------------ ------------
TOTAL CURRENT
 ASSETS           2,309,497    1,293,362    1,218,153    1,162,691    2,048,909
                ------------ ------------ ------------ ------------ ------------

PROPERTY AND
 EQUIPMENT, NET   1,770,281    1,973,491    1,908,249    2,071,162    2,645,551
                ------------ ------------ ------------ ------------ ------------

OTHER ASSETS:
     ACCOUNTS
      RECEIVABLE     31,658      190,078      195,401      356,413      370,559
     OTHER        3,413,669    1,748,690    1,495,112    1,274,301    1,630,646
                ------------ ------------ ------------ ------------ ------------
TOTAL OTHER
  ASSETS          3,445,327    1,938,768    1,690,513    1,630,714    2,001,205
                ------------ ------------ ------------ ------------ ------------

TOTAL ASSETS     $7,525,105   $5,205,621   $4,816,915   $4,864,567   $6,695,665
                ============ ============ ============ ============ ============



                       LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT
  LIABILITIES    $2,067,591   $2,459,442   $2,143,758   $2,592,738   $3,565,937

LONG TERM
  LIABILITIES     3,170,643    2,552,494    2,196,475    2,271,630    1,594,060

STOCKHOLDERS'
  EQUITY          2,286,871      193,685      476,682          199    1,535,668
                ------------ ------------ ------------ ------------ ------------
TOTAL
  LIABILITIES AND
  STOCKHOLDERS'
  EQUITY         $7,525,105   $5,205,621   $4,816,915   $4,864,567   $6,695,665
                ============ ============ ============ ============ ============

--------------------------------------------------------------------------------

                          FORESTRY INTERNATIONAL, INC.
                  PROFORMA COMBINED STATEMENT OF OPERATIONS


                                       THREE MONTHS ENDED
                 YEAR ENDED  --------------------------------------  YEAR ENDED
                  12/31/96     9/30/96      6/30/96      3/31/96      12/31/95
                (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)
                ------------ ------------ ------------ ------------ ------------
OPERATING
 REVENUE         $6,057,981   $1,734,552   $1,345,787   $1,324,456   $8,077,238
COST OF SALES     4,683,160    1,497,122    1,000,913      997,016    6,150,102
                ------------ ------------ ------------ ------------ ------------
   GROSS MARGIN   1,374,821      237,430      344,874      327,440    1,927,136
                ------------ ------------ ------------ ------------ ------------
OPERATING EXPENSES:
   GENERAL AND
    ADMIN         1,824,926      458,602      397,449      619,665    2,675,450
   RESEARCH AND
    DEVELOPMENT           0            0            0            0      216,321
                ------------ ------------ ------------ ------------ ------------
TOTAL OPERATING
  EXPENSES        1,824,926      458,602      397,449      619,665    2,891,771
                ------------ ------------ ------------ ------------ ------------
INCOME FROM
  OPERATIONS       (450,105)    (221,172)     (52,575)    (292,225)    (964,635)
                ------------ ------------ ------------ ------------ ------------
OTHER INCOME
  (EXPENSE):
   INTEREST        (372,338)     (87,005)     (91,010)    (159,988)    (457,637)
   OTHER           (827,105)      11,180      (24,989)    (806,199)    (117,341)
                ------------ ------------ ------------ ------------ ------------
TOTAL OTHER
  INCOME
  (EXPENSES)     (1,199,443)     (75,825)    (115,999)    (966,187)    (574,978)
                ------------ ------------ ------------ ------------ ------------
INCOME (LOSS)
  BEFORE TAXES   (1,649,548)    (296,997)    (168,574)  (1,258,412)  (1,539,613)

INCOME TAXES       (175,453)           0            0     (175,453)    (532,128)
                ------------ ------------ ------------ ------------ ------------
NET INCOME
  (LOSS)        ($1,474,095)   ($296,997)   ($168,574) ($1,082,959) ($1,007,485)
                ============ ============ ============ ============ ============

--------------------------------------------------------------------------------


                       FORESTRY INTERNATIONAL, INC.
                          EXHIBITS TO FORM 8-K

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          IN ACCORDANCE WITH RULE 202 OF REGULATION S-T,
          THE EXHIBITS INDEXED BELOW WERE FILED IN PAPER
          PURSUANT TO A CONTINUING HARDSHIP EXEMPTION
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1.   Share Purchase Agreement 12/16/96

2.   Promissory Note 12/16/96

3.   Stock Pledge Agreement

4.   Irrevocable Power of Attorney - Transfer of Stock -
     Dixieland to Pope

5.   Irrevocable Power of Attorney - Transfer of Stock -
     Dixieland to Forestry International, Inc.

6.   Employment Agreement 12/16/96

7. Butler, Snow, O'Mara, Stevens & Cannada, PLLC (attorney's opinion letter)

8.   Patrick Tobin (attorney's opinion letter) 12/16/96

9.   Lease 12/16/96 Randy Pope and Dixieland Forest Products,
     Inc.

10.  Exhibit 1.04 (B) Sublease

11.  Stock Purchase Agreement 12/16/96 Pope - Turp

12.  Turp - 12/16/96 Notice of Intent

13.  Assumption Agreement - R. Pope $10.00 dated 10/14/96

14.  Assumption Agreement - R. Pope $10.00 dated 10/15/96

15.  Assumption Agreement - R. Pope $10.00 dated 7/29/96

16.  Agreement to Defend

17.  Escrow Agreement 12/16/96

18.  Escrow Agreement 12/18/96 (two page 8's)

19.  Durable General Power of Attorney

20.  Exhibit 1.04 Excluded Assets

21.  Forestry International, Inc. Disclosure Schedule

22.  Forestry International Form 10K (Draft)

--------------------------------------------------------------------------------


                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FORESTRY INTERNATIONAL, INC.
                              (Registrant)


Dated: February 27, 1997      By: /s/ David L. Shorey
                                 -------------------------------
                                 David L. Shorey, Chairman & CEO